UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

RACE WORLD INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53909	20-8720608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

252 Dongfen East Street Kuiwen District Weifang, Shandong, China	261041
(Address of principal executive offices)	(Zip Code)

15906367765

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 25, 2010, Race World International, Inc. (the “Company”) received a resignation notice from Evan Williams from all of his positions with the Company, including President, CEO, Principal Executive Officer and Chairman of the Board of Directors.  Mr. Williams’ resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 25, 2010, the Company received a resignation notice from Solomon Nordine from all of his positions with the Company, including Treasurer, CFO, Principal Accounting Officer and Director.  Mr. Nordine’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 25, 2010, the Company received a resignation notice from Leigh Anderson from all of his positions with the Company, including Secretary and Director.  Mr. Anderson’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 25, 2010, the Company received a resignation notice from David Williams from all of his positions with the Company, including Manager of Construction and Director.  Mr. Williams’ resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 25, 2010, the Company appointed Wang Shi Bin as its new President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Since 1994, Mr. Shi Bin has been the Chairman of Shandong Weifang Construction Group, a private construction company in China.

Mr. Shi Bin will serve as our Director and officer until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between him and any other person pursuant to which she was selected as an officer or director.  There are no family relationship between Mr. Shi Bin and any of our officers or directors.  Mr. Shi Bin has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 8.01

Other Events.

Effective June 25, 2010 the Company has moved the location of its principal office to 252 Dongfen East Street, Kuiwen District, Weifang, Shandong, China 261041.  The Company’s new telephone number is 15906367765.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACE WORLD INTERNATIONAL, INC.

Date: July 13, 2010	By: /s/ Wang Shi Bin
Wang Shi Bin, President